MAY 29, 2019

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

THE HARTFORD QUALITY BOND FUND SUMMARY PROSPECTUS

DATED MARCH 1, 2019

AND

HARTFORD FIXED INCOME FUNDS PROSPECTUS

DATED MARCH 1, 2019

This Supplement contains new and additional information regarding The Hartford Quality Bond Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.

(1)	Effective immediately, under the headings “Management” in the above referenced Summary Prospectus and “The Hartford Quality Bond Fund Summary Section - Management” in the above referenced Statutory Prospectus, the following footnote is added next to Mr. Garrett’s name in the portfolio manager table:

* Michael F. Garrett announced his plan to retire, and effective June 30, 2020, he will no longer serve as a portfolio manager for the Fund. Mr. Garrett’s portfolio management responsibilities will transition to the other portfolio managers in the months leading up to his departure.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7480	May 2019